State of North Dakota

                            SECRETARY [SEAL] OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              DAKOTA IMAGING, INC.


     The undersigned, as Scretary of State of the State of North Dakota, hereby certifies that duplicate originals of Articles of Incorporation for the incorporation of

                              DAKOTA IMAGING, INC.


duly signed and verified pursuant to the provisions of the North Dakota BUSINESS CORPORATION Act, have been received in this office and are found to conform to law.

     ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Incorporation to

                              DAKOTA IMAGING, INC.


and attaches hereto a duplicate original of the Articles of Incorporation.

Dated:  January 31, 1991



                                                     /S/ Jim Kusler
                                                     Jim Kusler
                                                     Secretary of State

[SEAL] ARTICLES OF INCORPORATION - NORTH DAKOTA BUSINESS
       OR FARMING CORPORATION                                FOR OFFICE USE ONLY
       NORTH DAKOTA SECRETARY OF STATE                       -------------------
       SFN 16812 (6-89)                                      Validation #
       SEE PAGE 4 FOR FILING AND MAILING INSTRUCTIONS
                                                             -------------------

                                                         FILE NO. 6,468,800

     We, the undersigned natural persons of the age of eighteen years or more, acting as incorporators of a corporation organized under North Dakota Business Corporation ACT, adopt the following Articles of Incorporation of such
Corporation:

Article 1. The name of said Corporation shall be:  Dakota Imaging, Inc.

Article 2. The period of its duration is perpetual

Article 3. The purpose for which the Corporation is organized are general business purposes,

Article 4.
--------------------------------------------------------------------------------
A.  Aggregate number of shares the corporation has authority, to issue
                     1000

--------------------------------------------------------------------------------
B.  Par value per share authorized by corporation
                     None  No Par

--------------------------------------------------------------------------------
C.  If shares are divided into classes, they are identified as follows:

--------------------------------------------------------------------------------
CLASS                     NO.OF SHARES              PAR VALUE PER SHARE

----------------         -----------------         -----------------------

----------------         -----------------         -----------------------

----------------         -----------------         -----------------------

Article 5.
--------------------------------------------------------------------------------
A.  Name of Registered Agent
      Lawrence Nieters
--------------------------------------------------------------------------------
B.  Social Security of Federal ID # of Registered Agent
      ###-##-####
--------------------------------------------------------------------------------
C.  Address of Registered Office      City             State         Zip Code
     1801 North Washington            Bismarck          ND             58501
--------------------------------------------------------------------------------
D.  Address of executive Office (if different than "C"
                                      City             State         Zip Code
--------------------------------------------------------------------------------
E. The articles of incorporation are accompanied b a signed consent of the registered agent with a filing fee of $10.
--------------------------------------------------------------------------------

Article 6.    Other provisions by which this corporation shall be governed:
              (if none, insert "none")


  None.

Article 7.  A.  The name, social security number, and address of each incorporator:

-------------------------------------------------------------------------------------------------------
     NAME               SOCIAL SECURITY           ADDRESS                   CITY           STATE   ZIP
                            NUMBER
-------------------------------------------------------------------------------------------------------
Lawrence Nieters         ###-##-####              1801 North Washington,    Bismarck        ND    50501
-------------------------------------------------------------------------------------------------------
JoEll Nieters            ###-##-####              1801 North Washington,    Bismarck        ND    50501
-------------------------------------------------------------------------------------------------------

            B.  SIGNATURES

            I (We), the above named incorporator(s), have read the foregoing Articles of Incorporation, know the contents, and believe the statements made therein to be true.

              Dated 1/28                , 1991
                   --------------------     --

/s/ Lawrence Nieters
--------------------------------------------------------------------------------
/s/ JoEll Nieters
--------------------------------------------------------------------------------


-------------------------------------------------------------
8. FEES:

Filing ..............................................  $30.00
Consent of Registered Agent..........................  $10.00
Minimum License Fee..................................  $50.00
Additional License Fees..............................
   (Equal to $10.00 for every additional
   $10,000 in excess of $50,000)
-------------------------------------------------------------

SEE INSTRUCTIONS ON PAGE 4

                                                      OFFICE USE ONLY
                                            ------------------------------------
                                            Certificate No.
                                            ------------------------------------
                                            Date Filed        1-31-91
                                            ------------------------------------
                                            Fee Paid          $90.00
                                            ------------------------------------
                                            Filed By /s/ [ILLEGIBLE]
                                            ------------------------------------